UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 22, 2003 (October 21, 2003)

Date of Report (Date of earliest event reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21771 (Commission File Number)	47-0777362 (I.R.S. Employer Identification No.)

11808 Miracle Hills Drive,

Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press release, dated October 21, 2003, reporting results of operations for the quarter ended September 30, 2003.

Item 12.	Results of Operations and Financial Condition.

On October 21, 2003, West Corporation (the “Company”) issued a press release reporting results of operations for the quarter ended September 30, 2003, the agreement to acquire ConferenceCall.com and announcing the Company’s conference call to discuss earnings scheduled for October 22, 2003 at 10:00 a.m. Central Time. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation by reference language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: October 22, 2003	By:	/s/ Paul M. Mendlik

Paul M. Mendlik Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 21, 2003, reporting results of operations for the quarter ended September 30, 2003 and the acquisition of ConferenceCall.com.